UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of report (Date of earliest event reported):      December 16, 2004
                                                     ---------------------------

                           SCBT FINANCIAL CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


        South Carolina               001-12669              57-079935
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 (State or Other Jurisdiction       (Commission           (IRS Employer
       of Incorporation)            File Number)        Identification No.)


           520 Gervais Street, Columbia, South Carolina         29201-2175
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             (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:        (800) 277-2175
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.
---------    ------------------------------------------

     On December 16, 2004, SCBT Financial Corporation ("SCBT") entered into an Agreement and Plan of Merger (the "Agreement"), by and between SCBT and New Commerce BanCorp ("NCB"), pursuant to which, among other things, NCB will be merged with and into SCBT.

     Pursuant to the Agreement, SCBT will pay an aggregate purchase price in the merger of approximately $20.2 million in cash. The consummation of the merger is subject to regulatory approval and the approval of NCB's shareholders, along with other customary closing conditions.

     Pursuant to General Instruction F to the Securities and Exchange Commission's (the "Commission") Form 8-K, a copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by this reference.


Item 8.01.   Other Events.
---------    ------------

     On December 17, 2004, SCBT issued a press release announcing that SCBT and NCB have entered into the Agreement, as described in this Current Report under
Item 1.01. Pursuant to General Instruction F to the Commission's Form 8-K, a copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.


Item 9.01.   Financial Statements and Exhibits.
---------    ---------------------------------

     (c)     Exhibits.


             2.1 Agreement and Plan of Merger, dated as of December 16, 2004, by and between SCBT Financial Corporation and New Commerce BanCorp.

             99.1    Press release issued on December 17, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SCBT Financial Corporation



                                             By: /s/ Richard C. Mathis
                                                 -------------------------------
                                                 Richard C. Mathis
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date: December 17, 2004

                                INDEX TO EXHIBITS
                                -----------------


   Exhibit No.                   Description
----------------   -------------------------------------------------------------

      2.1 Agreement and Plan of Merger, dated as of December 16, 2004, by and between SCBT Financial Corporation and New Commerce BanCorp.

     99.1          Press release issued on December 17, 2004.